MFS(R) INTERNATIONAL NEW DISCOVERY FUND

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of David A. Antonelli, a Senior Vice President of the adviser, and Elizabeth A. Palmer, a Vice President of the adviser. Mr. Antonelli has been a portfolio manager of the fund since its inception and has been employed in the investment management area of the adviser since 1991. Ms. Palmer has been a portfolio manager of the fund since July 1, 2004, and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Ms. Palmer was an associate portfolio manager and client relationship manager at Grantham, Mayo, Van Otterloo & Co. LLC.

As a member of the portfolio management team, Ms. Palmer generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Ms. Palmer may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.